Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Eagle Test Systems, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Leonard A. Foxman, Chief Executive Officer and President of the Company, and Stephen J. Hawrysz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 12, 2007
/s/ Leonard A. Foxman
Leonard A. Foxman
Chief Executive Officer
/s/ Stephen J. Hawrysz
Stephen J. Hawrysz
Chief Financial Officer

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Created by 10KWizard            www.10KWizard.comSource: Eagle Test Systems, , 10-Q, February 12, 2007